UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 15, 2011

MOGGLE, INC,
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-152050	35-2327649
(Commission File Number)	(IRS Employer Identification No.)

111 Presidential Boulevard, Suite 212
Bala Cynwyd, PA	19004
(Address of Principal Executive Offices)	(Zip Code)

(215) 463-4099
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02        Termination of a Material Definitive Agreement.

As reported in the Current Report on Form 8-K filed on May 13, 2011 by Moggle, Inc. (the “Company”), on May 5, 2011, the Company entered into a Consulting Agreement (the “Agreement”) with Joseph Abrams , pursuant to which Mr. Abrams agreed to provide certain business development services to the Company.  On July 15, 2011, the Company provided notice to Mr. Abrams that it was terminating the Agreement in accordance with the terms of the Agreement.

Item 9.01        Financial Statements and Exhibits.

(c)  Exhibits.   The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement By and Between Moggle, Inc. and Joseph Abrams dated May 5, 2011(1)

  (1) Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOGGLE, INC.

Date: July 20, 2011	By:	/s/ Ernest Cimadamore
Ernest Cimadamore
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement By and Between Moggle, Inc. and Joseph Abrams dated May 5, 2011(1)

  (1) Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 13, 2011.